UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                   ----------

                           TEMPLETON GROWTH FUND, INC.
                         -------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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                                   (GRAPHIC)

                                                                          GLOBAL

                           TEMPLETON GROWTH FUND, INC.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and
                            value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries,
                            Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual
                            Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER .........................................    1
SEMIANNUAL REPORT
Templeton Growth Fund, Inc. ................................    3
Performance Summary ........................................   11
Your Fund's Expenses .......................................   14
Financial Highlights and Statement of Investments ..........   16
Financial Statements .......................................   26
Notes to Financial Statements ..............................   30
Shareholder Information ....................................   40

SHAREHOLDER LETTER

     Dear Shareholder:

     During the six months ended February 28, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, as investors began to believe the overall financial system was on the mend, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition.

     Templeton Growth Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

     If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

     Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
     strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

     We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

     Sincerely,


     /s/ Gary P. Motyl

     Gary P. Motyl, CFA
     President and Chief Executive Officer - Investment
     Management Templeton Growth Fund, Inc.

     CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

     THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

This semiannual report for Templeton Growth Fund covers the period ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Templeton Growth Fund - Class A posted a +4.68% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a +5.41% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 11. For the 10-year period ended February 28, 2010, Templeton Growth Fund - Class A delivered a +51.83% cumulative total return, compared with the MSCI World Index's +5.29% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

ECONOMIC AND MARKET OVERVIEW

Equity markets broadly advanced and global economic data indicated measured improvements during the six months under review. Significant problems persisted, however, and investor anxiety resurfaced in the period's latter half. Global equity markets began the period having just delivered their best six-month returns in more than four decades as governments' aggressive monetary

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 2/28/10, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +4.26%, compared with the +0.52% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                              Semiannual Report | 3
and fiscal interventions began to gain traction. Investor sentiment reached its highest level since the onset of the financial crisis, and most major economies technically exited recession at the beginning of the period. Market volatility increased in October, however, as lackluster economic data cast doubt over the global recovery's sustainability. Strong corporate earnings helped buoy markets through the final months of 2009, although concerns about Dubai's ability to meet its debt obligations temporarily rattled markets and foreshadowed the sovereign solvency issues that would gain attention in the initial months of 2010.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

                                  (BAR CHART)

Europe                                      44.2%
North America                               42.2%
Asia                                        11.5%
Latin America & Caribbean                    0.8%
Australia & New Zealand                      0.6%
Short-Term Investments & Other Net Assets    0.7%

Bank lending restrictions in China and escalating debate about financial sector reform added to concerns over the sovereign debt woes of Greece and some other European countries, and the market rally stalled in early 2010. Economic data remained broadly positive showing U.S. gross domestic product (GDP) growth at a 0.1% rate and Chinese GDP up 10.7% year-over-year in the fourth quarter of 2009. However, investors received such economic reports with heightened skepticism. While the market punished stocks of companies that failed to meet investors' significantly elevated earnings expectations, overall financial results generally exceeded those expectations, as emerging market demand and official stimulus bolstered a global economic rebound and cost-reduction initiatives drove corporate earnings growth. The mix of subsidized and organic demand also supported commodities, most of which made gains during the period.

Monetary policy remained extraordinarily loose, although many central bankers began to discuss ways to withdraw stimulus without stifling the fragile recovery. In developing economies with more capacity for policy normalization, like India and China, officials increased reserve requirements and tightened lending standards to forestall asset bubble formation and general price inflation. Growing concerns surrounding Europe's sovereign debt situation punished the euro, triggering the common currency's longest losing streak against the dollar in more than a year. Sovereign bond yields rose in the world's more fiscally vulnerable regions, and European policymakers considered a bilateral lending package should Greece require funding assistance. By period-end, the future direction of financial markets and the global economy was unclear, and pundits speculated on a wide range of potential outcomes.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow


                              4 | Semiannual Report
potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Over the past 18 months, investors have witnessed one of the most extraordinary periods in the history of financial markets. When we wrote the Fund's shareholder report in March 2009, more than $20 trillion of global equity value had been destroyed and the financial system was entering uncharted territory. Moving from one extreme to another, equities enjoyed their greatest rally in a generation during the next six months (March through September 2009), with nearly all investible asset classes rising as steeply and indiscriminately as they had declined. Volatility of this degree is largely caused by investor psychology. The financial crisis had so severely depressed expectations that the main goal of policymakers in late 2008 was not growth or even recovery, but merely avoidance of a complete collapse of the global financial system. Although this made for a bleak business and economic climate, it also set the stage for an influx of positive surprises as massive government stimuli began to take hold. The Fund benefited from the investment opportunities associated with this shift in investor sentiment, as Fund performance since the market bottom on March 9, 2009, exceeded that of global equities in general as represented by the MSCI World Index.(1)

Although this sentiment-driven rally appeared to be losing momentum by the end of February 2010, investor expectations had been broadly reset at much higher levels. During the six months under review, investors began to treat economic and earnings news with heightened scrutiny and skepticism, effectively ending the "honeymoon phase" of the global equity rally. Although the near-term result of this shift was the return of moderate equity market volatility, we believe heightened investor scrutiny could bode well for portfolios like Templeton Growth Fund's that increased exposure to higher quality investments when the financial crisis created historically depressed stock valuation levels. Despite the inherent long-term advantages we saw within these quality enterprises -- fundamental financial strength, valuation support, brand recognition and revenue diversification -- they were largely swept along with the rest of the stock market's recent ebbs and flows. In 2010, amid a far more discriminating investing environment, our assessment is that these higher quality companies should have the upper hand.

TOP 10 COUNTRIES
Based on Equity Securities
2/28/10

              % OF TOTAL
              NET ASSETS
              ----------
U.S.             42.2%
U.K.             13.9%
France            8.3%
Switzerland       6.4%
Germany           5.5%
South Korea       4.3%
Netherlands       2.7%
Italy             2.4%
Singapore         2.2%
Japan             1.9%


                              Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/10

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Pharmaceuticals                             11.8%
Media                                        9.4%
Oil, Gas & Consumable Fuels                  7.9%
Software                                     7.1%
Insurance                                    5.4%
Diversified Telecommunication Services       5.0%
Industrial Conglomerates                     4.8%
Commercial Banks                             3.9%
Air Freight & Logistics                      3.3%
Wireless Telecommunication Services          3.0%

Investors should remember, though, that substantial impairments remained in the global financial system and conditions were far from normal at period-end, with sovereign balance sheets facing the recession-induced strain of lower revenues and higher expenditures exacerbated by significant fiscal stimulus measures put in place during the economic downturn. Back in 2008, we contended that the financial crisis would wind down over three stages: the stabilization stage, the deleveraging stage, and then the long transition to a lower debt and likely lower growth environment. Government interventions had stabilized the private financial system, but absolute leverage levels had not yet declined by period-end. Much of the excess debt problem has merely been transferred from the private sector into the public sector. This mounting sovereign debt burden was one of the major unfolding stories during the six months under review, a counterweight that seemed to temper the optimism generated by improving economic data and strong corporate earnings reports.

During the semiannual period, equity regions and sectors with greater exposure to emerging market demand and a burgeoning global export recovery generally delivered the best performance, though the environment to us seemed transitional and without any dominant performance trends. Relative to the benchmark MSCI World Index, the Fund's overweighted information technology holdings generated strong absolute and relative performance.(2) In fact, four of the Fund's five top-contributing stocks were in this sector. After a protracted period of weak corporate spending on technology, a cyclical recovery appeared to be gathering momentum, as evidenced by fourth quarter 2009's increase in U.S. equipment and software investment, the largest uptick since 2000. The recession reemphasized the importance of lean cost structures, which we view as a positive development for productivity-enhancing sectors such as technology. We also were attracted to the significant free cash flow yields and unburdened balance sheets of certain technology stocks, which can provide companies with financial flexibility and the means to self-fund growth.

The consumer discretionary sector was another significantly overweighted Fund position that supported performance versus the benchmark index during the period.(3) Sector returns were largely driven by a media industry weighting more than four times the weight of the index. We built this overweighting over the past few years, as depressed valuations created what we considered to be substantial bargain opportunities in the industry. We continued to view certain media stocks favorably at period-end and believed that

(2.) The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

(3.) The consumer discretionary sector comprises automobiles and components;
     hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and specialty retail in the SOI.


                              6 | Semiannual Report
widespread investor concerns about advertising revenue declines and Internet competition were overdone. Many of the highest quality media companies have been in business for decades and have proven their ability to evolve and remain profitable over numerous business cycles. From a fundamental perspective, the industry's cash flow generation has been strong and some companies' managements were starting to return that cash to shareholders. The Fund's top-contributing media holding was U.S.-based News Corp., which posted results during the period that revealed strong top-line growth and a rebound in advertising revenues, as well as improved profitability enhanced by the company's cost-cutting strategies.

Another major contributor to relative Fund performance was a sector we viewed more skeptically: financials.(4) The Fund's selective underweighting in the sector aided relative performance as financials stocks came under pressure from sovereign debt exposures and increasing political headwinds. In aggregate, the Fund's financials holdings did experience absolute losses, however. Half of the Fund's 10 biggest detractors were in this sector, and operated within the troubled euro zone. We have underweighted the Fund's position in financials since before the credit crisis. At period-end we remained cautious, believing bailout repayments and lingering bad debt exposures may negatively impact earnings, while increasing regulatory scrutiny may render untenable some of the business models employed so profitably over the past decade until excessive leverage and declining asset prices proved them unsustainable.

In contrast, we viewed certain global health care stocks more favorably, though these remained generally out of favor during the six months under review as U.S. politicians continued to heatedly debate the nation's health care reform initiatives.(5) In this environment, the Fund's stock selection among pharmaceuticals companies hurt relative performance. We believe historically low valuations largely reflected consensus fears surrounding patent expirations and competition from generic brands and failed to acknowledge the compelling longer-term investment case for select industry stocks. As the global population ages, demand for health care services will increase, a trend we believe ensures growth over the long term, particularly in the currently underserved developing world where 80% of the global population accounts for a mere 30% of global pharmaceutical revenues. Among pharmaceutical companies, analysts projected revenue growth from new product launches would offset declines from expiring patents over the next few years and, according to our analysis, the industry's bloated cost structures present significant self-help potential as companies work to realize efficiencies.

(4.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

(5.) The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.


                              Semiannual Report | 7

TOP 10 EQUITY HOLDINGS
2/28/10

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Microsoft Corp.                              3.1%
   SOFTWARE, U.S.
Oracle Corp.                                 3.0%
   SOFTWARE, U.S.
Accenture PLC, A                             2.9%
   IT SERVICES, U.S.
Pfizer Inc.                                  2.5%
   PHARMACEUTICALS, U.S.
Amgen Inc.                                   2.3%
   BIOTECHNOLOGY, U.S.
Sanofi-Aventis                               2.1%
   PHARMACEUTICALS, FRANCE
News Corp., A                                2.0%
   MEDIA, U.S.
Vodafone Group PLC                           1.9%
   WIRELESS TELECOMMUNICATION SERVICES,
   U.K.
Novartis AG                                  1.9%
   PHARMACEUTICALS, SWITZERLAND
BP PLC                                       1.8%
   OIL, GAS & CONSUMABLE FUELS, U.K.

Another counter-cyclical sector we like, telecommunication services, was also out of favor during the semiannual review period.(6) Overall, our stock selection and a portfolio weighting of nearly double the MSCI World Index's had a combined detrimental effect on relative performance. The secular decline of fixed-line communication services (i.e., landline telephones) negatively impacted several sector companies in recent years, while heightened price sensitivity in the wireless space lowered user revenues in a period when wireless service providers were forced to increase capital outlays to support popular, but data-intensive, smart phones. We also believe that the sector's lack of operational leverage to an economic recovery has likely hampered recent performance. However, we feel these difficulties created some attractive long-term investment opportunities among select stocks we believe have low valuations, high free cash flow yields, and promising growth prospects in emerging markets. Global telecommunication companies generally also offer dividend yields that, on average, have been significantly higher than the current yields on even the longest-maturity U.S. Treasuries. And, as telecommunications products and services become increasingly essential worldwide, we think demand should become less elastic.

A significantly underweighted position in the consumer staples sector also detracted from performance versus the benchmark index.(7) We believed that over the longer term, structural headwinds from rising input prices, increasing fragmentation and lack of innovation are too great to justify many recent valuations, making it difficult for us to find promising bargains according to our investment strategy. In the short term, however, the sector's investment profile -- defensive (or non-cyclical), but exposed to emerging market growth -- was well-suited to a period when anxious investors pinned their recovery hopes on rising demand from the developing world.

The emerging market demand theme also drove performance in terms of the Fund's regional and country-specific allocations, with Fund holdings in India and non-index countries South Korea and Brazil adding solidly to overall returns this reporting period. The Fund's low exposure to the high-debt, low-growth Japanese market also contributed to relative returns. Conversely, a significant overweighting in Europe, where investors feared a sovereign debt crisis could be unfolding, detracted from performance.

(6.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

(7.) The consumer staples sector comprises food and staples retailing, and food products in the SOI.


                              8 | Semiannual Report

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2010, the U.S. dollar rose in value relative to several major currencies. As a result, the Fund's performance was negatively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure.

At period-end, many of the problems festering in Europe and elsewhere held the potential to significantly impact markets; however, Fund exposure to the regions we considered most vulnerable to a possible debt contagion remained very limited. Policymakers around the world were mulling difficult fiscal austerity measures that included some combination of higher taxes and deep spending cuts, and we think investors must take these potentialities into consideration. Despite the challenges, we believed the stock market environment at period-end still offered significant value opportunities for disciplined equity investors with a long-term view. Even after the market's recovery rally, equities at the end of February generally were attractively valued relative to most other asset classes, and quality stocks were the cheapest in years relative to riskier stocks. The cost and debt reduction initiatives necessitated by the financial crisis made many companies stronger and more competitive, and the mix of organic demand and official stimulus in emerging markets was a powerful earnings growth catalyst for global enterprises. In our assessment, financially disciplined, globally diversified, high quality companies with modestly valued stocks -- like those in Templeton Growth Fund's portfolio at period-end -- are well-positioned to deliver solid long-term performance.


                              Semiannual Report | 9

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting

Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers

Lisa F. Myers, J.D., CFA


(PHOTO OF TUCKER SCOTT)

/s/ Tucker Scott

Tucker Scott, CFA

Portfolio Management Team
Templeton Growth Fund, Inc.

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             10 | Semiannual Report

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEPLX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.48    $16.03    $15.55
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2571

CLASS B (SYMBOL: TMGBX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.53    $15.79    $15.26
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.1357

CLASS C (SYMBOL: TEGTX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.51    $15.65    $15.14
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.1443

CLASS R (SYMBOL: TEGRX)                    CHANGE   2/28/10   8/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.49    $15.89    $15.40
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2198

ADVISOR CLASS (SYMBOL: TGADX)              CHANGE   2/28/10   8/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.47    $16.03    $15.56
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                  $0.2938


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGES; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                 -------           -------   ------   -------
Cumulative Total Return(1)                +4.68%           +54.74%   -6.83%   +51.83%
Average Annual Total Return(2)            -1.34%           +45.86%   -2.56%    +3.65%
Value of $10,000 Investment(3)           $9,866           $14,586   $8,783   $14,307
Avg. Ann. Total Return (3/31/10)(4)                        +43.23%   -1.09%    +3.54%
   Total Annual Operating Expenses(5)             1.12%

CLASS B                                 6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                 -------           -------   ------   -------
Cumulative Total Return(1)                +4.33%           +53.68%  -10.19%   +43.10%
Average Annual Total Return(2)            +0.33%           +49.68%   -2.43%    +3.65%
Value of $10,000 Investment(3)          $10,033           $14,968   $8,843   $14,310
Avg. Ann. Total Return (3/31/10)(4)                        +46.84%   -0.96%    +3.53%
   Total Annual Operating Expenses(5)             1.87%

CLASS C                                 6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                 -------           -------   ------   -------
Cumulative Total Return(1)               +4.29%            +53.59%  -10.21%   +41.01%
Average Annual Total Return(2)           +3.29%            +52.59%   -2.13%    +3.50%
Value of $10,000 Investment(3)          $10,329           $15,259   $8,979   $14,101
Avg. Ann. Total Return (3/31/10)(4)                        +49.79%   -0.66%    +3.38%
   Total Annual Operating Expenses(5)             1.86%

                                                                             INCEPTION
CLASS R                                 6-MONTH            1-YEAR   5-YEAR    (1/1/02)
-------                                 -------           -------   ------   ---------
Cumulative Total Return(1)                +4.56%           +54.38%   -7.93%    +30.45%
Average Annual Total Return(2)            +4.56%           +54.38%   -1.64%     +3.31%
Value of $10,000 Investment(3)          $10,456           $15,438   $9,207    $13,045
Avg. Ann. Total Return (3/31/10)(4)                        +51.51%   -0.17%     +4.02%
   Total Annual Operating Expenses(5)             1.37%

ADVISOR CLASS                           6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------------                           -------           -------   ------   -------
Cumulative Total Return(1)                +4.85%           +55.08%   -5.62%   +55.73%
Average Annual Total Return(2)            +4.85%           +55.08%   -1.15%    +4.53%
Value of $10,000 Investment(3)          $10,485           $15,508   $9,438   $15,573
Avg. Ann. Total Return (3/31/10)(4)                        +52.26%   +0.33%    +4.41%
   Total Annual Operating Expenses(5)             0.87%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,046.80              $5.58
Hypothetical (5% return before expenses)         $1,000           $1,019.34              $5.51
CLASS B
Actual                                           $1,000           $1,043.30              $9.32
Hypothetical (5% return before expenses)         $1,000           $1,015.67              $9.20
CLASS C
Actual                                           $1,000           $1,042.90              $9.37
Hypothetical (5% return before expenses)         $1,000           $1,015.62              $9.25
CLASS R
Actual                                           $1,000           $1,045.60              $6.85
Hypothetical (5% return before expenses)         $1,000           $1,018.10              $6.76
ADVISOR CLASS
Actual                                           $1,000           $1,048.50              $4.32
Hypothetical (5% return before expenses)         $1,000           $1,020.58              $4.26

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.10%; B: 1.84%; C: 1.85%; R: 1.35%; and
     Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 15

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS
                                            ENDED
                                        FEBRUARY 28,                              YEAR ENDED AUGUST 31,
                                            2010       ---------------------------------------------------------------------------
CLASS A                                  (UNAUDITED)       2009            2008           2007           2006            2005
-------                                 ------------   -----------     -----------    -----------    -----------    --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................   $     15.55    $     19.82     $     26.15    $     25.29    $     23.86    $     21.03
                                        -----------    -----------     -----------    -----------    -----------    -----------
Income from investment operations(a):
   Net investment income(b) .........          0.06           0.27            0.43           0.37           0.43           0.36
   Net realized and unrealized gains
      (losses) ......................          0.68          (4.00)          (4.58)          2.66           2.73           3.66
                                        -----------    -----------     -----------    -----------    -----------    -----------
Total from investment operations ....          0.74          (3.73)          (4.15)          3.03           3.16           4.02
                                        -----------    -----------     -----------    -----------    -----------    -----------
Less distributions from:
   Net investment income ............         (0.26)         (0.54)          (0.37)         (0.49)         (0.41)         (0.41)
   Net realized gains ...............            --             --           (1.81)         (1.68)         (1.32)         (0.78)
                                        -----------    -----------     -----------    -----------    -----------    -----------
Total distributions .................         (0.26)         (0.54)          (2.18)         (2.17)         (1.73)         (1.19)
                                        -----------    -----------     -----------    -----------    -----------    -----------
Redemption fees(c) ..................            --             --              --(d)          --(d)          --(d)          --(d)
                                        -----------    -----------     -----------    -----------    -----------    -----------
Net asset value, end of period ......   $     16.03    $     15.55     $     19.82    $     26.15    $     25.29    $     23.86
                                        ===========    ===========     ===========    ===========    ===========    ===========
Total return(e) .....................          4.68%        (18.20)%        (17.43)%        12.60%         14.52%         19.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates(g) .................          1.11%          1.12%(h)        1.03%          1.01%          1.05%          1.06%
Expenses net of waiver and payments
   by affiliates ....................          1.10%          1.12%           1.03%          1.01%          1.05%          1.06%
Net investment income ...............          0.69%          2.01%           1.88%          1.44%          1.82%          1.61%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...   $13,263,063    $13,259,166     $19,726,006    $27,997,564    $23,966,739    $20,786,173
Portfolio turnover rate .............          5.98%         10.80%(i)       16.82%         20.37%         35.33%         19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Benefit of waiver and payment by affiliate rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Growth Fund, Inc.

                                           SIX MONTHS ENDED                     YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2010   ---------------------------------------------------------
CLASS B                                      (UNAUDITED)        2009         2008        2007        2006        2005
-------                                   -----------------   --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  15.26        $  19.34     $  25.55    $  24.75    $  23.37    $  20.64
                                              --------        --------     --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....             --(c)         0.17         0.25        0.17        0.24        0.19
   Net realized and unrealized gains
      (losses) ........................           0.67           (3.89)       (4.48)       2.61        2.70        3.59
                                              --------        --------     --------    --------    --------    --------
Total from investment operations ......           0.67           (3.72)       (4.23)       2.78        2.94        3.78
                                              --------        --------     --------    --------    --------    --------
Less distributions from:
   Net investment income ..............          (0.14)          (0.36)       (0.17)      (0.30)      (0.24)      (0.27)
   Net realized gains .................             --              --        (1.81)      (1.68)      (1.32)      (0.78)
                                              --------        --------     --------    --------    --------    --------
Total distributions ...................          (0.14)          (0.36)       (1.98)      (1.98)      (1.56)      (1.05)
                                              --------        --------     --------    --------    --------    --------
Redemption fees(d) ....................             --              --           --(c)       --(c)       --(c)       --(c)
                                              --------        --------     --------    --------    --------    --------
Net asset value, end of period ........       $  15.79        $  15.26     $  19.34    $  25.55    $  24.75    $  23.37
                                              ========        ========     ========    ========    ========    ========
Total return(e) .......................           4.33%         (18.79)%     (18.07)%     11.78%      13.65%      18.84%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates(g) ......................           1.85%           1.87%(h)     1.78%       1.76%       1.79%       1.81%
Expenses net of waiver and payments by
   affiliates .........................           1.84%           1.87%        1.78%       1.76%       1.79%       1.81%
Net investment income (loss) ..........          (0.05)%          1.26%        1.13%       0.69%       1.08%       0.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $171,681        $194,379     $347,203    $563,335    $580,530    $557,670
Portfolio turnover rate ...............           5.98%          10.80%(i)    16.82%      20.37%      35.33%      19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Benefit of waiver and payment by affiliate rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Growth Fund, Inc.

                                           SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2010   -------------------------------------------------------------------
CLASS C                                      (UNAUDITED)         2009           2008          2007          2006          2005
-------                                   -----------------   ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $    15.14       $    19.20     $    25.40    $    24.63    $    23.28    $    20.56
                                             ----------       ----------     ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income (loss)(b) ....              --(c)          0.17           0.25          0.17          0.25          0.19
   Net realized and unrealized gains
      (losses) ........................            0.65            (3.86)         (4.46)         2.60          2.67          3.57
                                             ----------       ----------     ----------    ----------    ----------    ----------
Total from investment operations ......            0.65            (3.69)         (4.21)         2.77          2.92          3.76
                                             ----------       ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..............           (0.14)           (0.37)         (0.18)        (0.32)        (0.25)        (0.26)
   Net realized gains .................              --               --          (1.81)        (1.68)        (1.32)        (0.78)
                                             ----------       ----------     ----------    ----------    ----------    ----------
Total distributions ...................           (0.14)           (0.37)         (1.99)        (2.00)        (1.57)        (1.04)
                                             ----------       ----------     ----------    ----------    ----------    ----------
Redemption fees(d) ....................              --               --             --(c)         --(c)         --(c)         --(c)
                                             ----------       ----------     ----------    ----------    ----------    ----------
Net asset value, end of period ........      $    15.65       $    15.14     $    19.20    $    25.40    $    24.63    $    23.28
                                             ==========       ==========     ==========    ==========    ==========    ==========
Total return(e) .......................            4.29%          (18.76)%       (18.08)%       11.78%        13.71%        18.77%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates(g) ......................            1.86%            1.86%(h)       1.77%         1.76%         1.79%         1.81%
Expenses net of waiver and payments by
   affiliates .........................            1.85%            1.86%          1.77%         1.76%         1.79%         1.81%
Net investment income (loss) ..........           (0.06)%           1.27%          1.14%         0.69%         1.08%         0.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $1,035,235       $1,083,587     $1,840,818    $2,759,141    $2,362,844    $1,965,909
Portfolio turnover rate ...............            5.98%          10.80%(i)       16.82%        20.37%        35.33%        19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Benefit of waiver and payment by affiliate rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Growth Fund, Inc.

                                           SIX MONTHS ENDED                     YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2010   ---------------------------------------------------------
CLASS R                                      (UNAUDITED)        2009         2008        2007        2006        2005
-------                                   -----------------   --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  15.40        $  19.60     $  25.88    $  25.06    $  23.68    $  20.90
                                              --------        --------     --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...........           0.04            0.23         0.36        0.31        0.45        0.32
   Net realized and unrealized gains
      (losses) ........................           0.67           (3.94)       (4.52)       2.63        2.62        3.62
                                              --------        --------     --------    --------    --------    --------
Total from investment operations ......           0.71           (3.71)       (4.16)       2.94        3.07        3.94
                                              --------        --------     --------    --------    --------    --------
Less distributions from:
   Net investment income ..............          (0.22)          (0.49)       (0.31)      (0.44)      (0.37)      (0.38)
   Net realized gains .................             --              --        (1.81)      (1.68)      (1.32)      (0.78)
                                              --------        --------     --------    --------    --------    --------
Total distributions ...................          (0.22)          (0.49)       (2.12)      (2.12)      (1.69)      (1.16)
                                              --------        --------     --------    --------    --------    --------
Redemption fees(c) ....................             --              --           --(d)       --(d)       --(d)       --(d)
                                              --------        --------     --------    --------    --------    --------
Net asset value, end of period ........       $  15.89        $  15.40     $  19.60    $  25.88    $  25.06    $  23.68
                                              ========        ========     ========    ========    ========    ========
Total return(e) .......................           4.56%         (18.36)%     (17.64)%     12.33%      14.22%      19.44%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates(g) ......................           1.36%           1.37%(h)     1.28%       1.26%       1.30%       1.31%
Expenses net of waiver and payments by
   affiliates .........................           1.35%           1.37%        1.28%       1.26%       1.30%       1.31%
Net investment income .................           0.44%           1.76%        1.63%       1.19%       1.57%       1.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $185,509        $187,423     $304,469    $467,391    $403,334    $123,139
Portfolio turnover rate ...............           5.98%          10.80%(i)    16.82%      20.37%      35.33%      19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Benefit of waiver and payment by affiliate rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Growth Fund, Inc.

                                           SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2010   -------------------------------------------------------------------
ADVISOR CLASS                                (UNAUDITED)         2009           2008          2007          2006          2005
-------------                             -----------------   ----------     ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $    15.56       $    19.87     $    26.22    $    25.34    $    23.90    $    21.07
                                             ----------       ----------     ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...........            0.08             0.31           0.49          0.45          0.51          0.45
   Net realized and unrealized gains
      (losses) ........................            0.68            (4.03)         (4.59)         2.66          2.72          3.63
                                             ----------       ----------     ----------    ----------    ----------    ----------
Total from investment operations ......            0.76            (3.72)         (4.10)         3.11          3.23          4.08
                                             ----------       ----------     ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..............           (0.29)           (0.59)         (0.44)        (0.55)        (0.47)        (0.47)
   Net realized gains .................              --               --          (1.81)        (1.68)        (1.32)        (0.78)
                                             ----------       ----------     ----------    ----------    ----------    ----------
Total distributions ...................           (0.29)           (0.59)         (2.25)        (2.23)        (1.79)        (1.25)
                                             ----------       ----------     ----------    ----------    ----------    ----------
Redemption fees(c) ....................              --               --             --(d)         --(d)         --(d)         --(d)
                                             ----------       ----------     ----------    ----------    ----------    ----------
Net asset value, end of period ........      $    16.03       $    15.56     $    19.87    $    26.22    $    25.34    $    23.90
                                             ==========       ==========     ==========    ==========    ==========    ==========
Total return(e) .......................            4.85%          (18.01)%       (17.24)%       12.93%        14.83%        19.97%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates(g) ......................            0.86%            0.87%(h)       0.78%         0.76%         0.80%         0.81%
Expenses net of waiver and payments by
   affiliates .........................            0.85%            0.87%          0.78%         0.76%         0.80%         0.81%
Net investment income .................            0.94%            2.26%          2.13%         1.69%         2.07%         1.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $3,224,305       $3,314,678     $5,008,718    $6,458,094    $3,972,615    $2,549,202
Portfolio turnover rate ...............            5.98%           10.80%(i)      16.82%        20.37%        35.33%        19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Benefit of waiver and payment by affiliate rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                         INDUSTRY                   SHARES           VALUE
                                                        --------------------------------------   -----------   ---------------
            COMMON STOCKS 98.6%
            AUSTRALIA 0.6%
            Brambles Ltd. ...........................       Commercial Services & Supplies        16,608,722   $   103,248,204
                                                                                                               ---------------
            BRAZIL 0.1%
            Embraer-Empresa Brasileira de
               Aeronautica SA, ADR ..................            Aerospace & Defense                 948,990        20,839,820
                                                                                                               ---------------
            FRANCE 8.3%
            Accor SA ................................       Hotels, Restaurants & Leisure          1,708,057        86,384,592
            AXA SA ..................................                 Insurance                    3,829,498        77,089,769
            Compagnie Generale des Etablissements
               Michelin, B ..........................              Auto Components                 1,423,854        99,316,952
            France Telecom SA .......................   Diversified Telecommunication Services    11,856,587       278,068,945
            Sanofi-Aventis ..........................              Pharmaceuticals                 5,160,552       377,455,475
            Total SA, B .............................        Oil, Gas & Consumable Fuels           5,538,464       309,025,884
            Vivendi SA ..............................                   Media                     10,571,730       266,287,854
                                                                                                               ---------------
                                                                                                                 1,493,629,471
                                                                                                               ---------------
            GERMANY 5.5%
            Bayerische Motoren Werke AG .............                Automobiles                   3,012,676       122,154,842
            Deutsche Post AG ........................          Air Freight & Logistics            10,006,793       162,406,998
            Merck KGaA ..............................              Pharmaceuticals                   839,005        66,027,667
            Muenchener Rueckversicherungs-
               Gesellschaft AG ......................                 Insurance                      882,397       136,121,742
            SAP AG ..................................                  Software                    4,055,058       180,652,482
            Siemens AG ..............................          Industrial Conglomerates            3,686,784       317,046,806
                                                                                                               ---------------
                                                                                                                   984,410,537
                                                                                                               ---------------
            HONG KONG 1.4%
            Cheung Kong (Holdings) Ltd. .............    Real Estate Management & Development     12,568,800       153,664,095
            Swire Pacific Ltd., A ...................    Real Estate Management & Development      8,784,000        98,168,959
                                                                                                               ---------------
                                                                                                                   251,833,054
                                                                                                               ---------------
            INDIA 0.6%
            ICICI Bank Ltd., ADR ....................              Commercial Banks                2,723,620       104,178,465
                                                                                                               ---------------
            IRELAND 0.7%
            CRH PLC .................................           Construction Materials             5,447,818       124,101,793
                                                                                                               ---------------
            ITALY 2.4%
            Eni SpA .................................        Oil, Gas & Consumable Fuels           8,241,659       185,939,097
        (a) Intesa Sanpaolo SpA .....................              Commercial Banks               37,877,204       133,183,925
        (a) UniCredit SpA ...........................              Commercial Banks               43,014,996       108,759,038
                                                                                                               ---------------
                                                                                                                   427,882,060
                                                                                                               ---------------
            JAPAN 1.9%
            FUJIFILM Holdings Corp. .................     Electronic Equipment, Instruments &
                                                                      Components                   2,257,200        71,781,322
            Konica Minolta Holdings Ltd. ............             Office Electronics              13,076,500       135,231,008
            Toyota Motor Corp. ......................                Automobiles                   3,329,610       124,769,046
                                                                                                               ---------------
                                                                                                                   331,781,376
                                                                                                               ---------------


                             Semiannual Report | 21

Templeton Growth Fund, Inc.

                                                                         INDUSTRY                   SHARES           VALUE
                                                        --------------------------------------   -----------   ---------------
            COMMON STOCKS (CONTINUED)
            NETHERLANDS 2.7%
        (a) ING Groep NV ............................       Diversified Financial Services        17,971,389   $   160,638,611
            Koninklijke Philips
            Electronics NV ..........................          Industrial Conglomerates            5,300,631       154,950,572
        (a) Randstad Holding NV .....................           Professional Services              2,268,400        94,957,157
            SBM Offshore NV .........................        Energy Equipment & Services           4,235,426        75,140,673
                                                                                                               ---------------
                                                                                                                   485,687,013
                                                                                                               ---------------
            NORWAY 0.5%
            Aker Solutions ASA ......................        Energy Equipment & Services           1,132,775        14,998,248
            Statoil ASA .............................        Oil, Gas & Consumable Fuels           3,696,620        82,876,844
                                                                                                               ---------------
                                                                                                                    97,875,092
                                                                                                               ---------------
            RUSSIA 0.4%
            Gazprom, ADR ............................        Oil, Gas & Consumable Fuels           3,574,200        79,704,660
                                                                                                               ---------------
            SINGAPORE 2.2%
            DBS Group Holdings Ltd. .................              Commercial Banks                4,053,734        40,370,092
        (a) Flextronics International ...............    Electronic Equipment, Instruments &
               Ltd. .................................                 Components                  12,361,680        86,037,293
            Singapore Telecommunications Ltd. .......   Diversified Telecommunication Services   125,530,000       272,347,774
                                                                                                               ---------------
                                                                                                                   398,755,159
                                                                                                               ---------------
            SOUTH KOREA 4.3%
            Hyundai Motor Co. Ltd. ..................                Automobiles                   2,148,811       213,028,677
            KB Financial Group Inc. .................              Commercial Banks                3,039,434       127,734,834
        (a) KT Corp., ADR ...........................   Diversified Telecommunication Services     6,920,850       132,741,903
            Samsung Electronics Co. Ltd. ............       Semiconductors & Semiconductor
                                                                        Equipment                    467,163       299,628,683
                                                                                                               ---------------
                                                                                                                   773,134,097
                                                                                                               ---------------
            SPAIN 1.5%
            Inditex SA ..............................              Specialty Retail                1,281,362        75,560,286
            Telefonica SA ...........................   Diversified Telecommunication Services     7,861,559       184,588,841
                                                                                                               ---------------
                                                                                                                   260,149,127
                                                                                                               ---------------
            SWEDEN 1.4%
            Svenska Cellulosa AB, B .................           Paper & Forest Products            8,056,150       119,209,621
            Telefonaktiebolaget LM Ericsson, B ......          Communications Equipment           12,404,587       124,169,517
                                                                                                               ---------------
                                                                                                                   243,379,138
                                                                                                               ---------------
            SWITZERLAND 6.4%
            Adecco SA ...............................           Professional Services              2,416,575       120,092,229
            Lonza Group AG ..........................       Life Sciences Tools & Services         1,320,980       104,001,590
            Nestle SA ...............................               Food Products                  4,280,613       212,925,192
            Novartis AG .............................              Pharmaceuticals                 6,003,460       333,820,423
            Roche Holding AG ........................              Pharmaceuticals                 1,267,081       211,543,745
            Swiss Reinsurance Co. ...................                 Insurance                    2,072,230        93,106,197
        (a) UBS AG ................................                Capital Markets                 4,852,326        66,877,249
                                                                                                               ---------------
                                                                                                                 1,142,366,625
                                                                                                               ---------------


                             22 | Semiannual Report

Templeton Growth Fund, Inc.

                                                                         INDUSTRY                   SHARES           VALUE
                                                        --------------------------------------   -----------   ---------------
            COMMON STOCKS (CONTINUED)
            TAIWAN 1.1%
            Taiwan Semiconductor Manufacturing Co.
               Ltd. .................................       Semiconductors & Semiconductor
                                                                       Equipment                 103,243,358   $   188,942,093
                                                                                                               ---------------
            TURKEY 0.5%
            Turkcell Iletisim Hizmetleri AS, ADR ....     Wireless Telecommunication Services      6,222,080        92,149,005
                                                                                                               ---------------
            UNITED KINGDOM 13.9%
            Aviva PLC ...............................                 Insurance                   34,068,498       202,758,313
            BAE Systems PLC .........................            Aerospace & Defense              16,559,620        94,539,508
            BG Group PLC ............................        Oil, Gas & Consumable Fuels           4,374,960        76,384,757
            BP PLC ..................................        Oil, Gas & Consumable Fuels          37,402,396       330,050,228
            Compass Group PLC .......................       Hotels, Restaurants & Leisure         17,990,457       133,816,948
            GlaxoSmithKline PLC .....................              Pharmaceuticals                17,758,488       328,874,830
            HSBC Holdings PLC .......................              Commercial Banks               16,665,897       184,323,780
            Kingfisher PLC ..........................              Specialty Retail               43,123,392       141,376,916
            Pearson PLC .............................                   Media                     12,756,489       177,497,059
            Royal Dutch Shell PLC, B ................        Oil, Gas & Consumable Fuels          10,045,152       262,922,317
            Standard Life PLC .......................                 Insurance                   16,336,125        48,699,325
            Tesco PLC ...............................          Food & Staples Retailing           11,184,662        71,588,078
            Vodafone Group PLC ......................     Wireless Telecommunication Services    158,460,971       341,905,339
        (a) Wolseley PLC ............................      Trading Companies & Distributors        3,863,241        91,308,379
                                                                                                               ---------------
                                                                                                                 2,486,045,777
                                                                                                               ---------------
            UNITED STATES 42.2%
            Accenture PLC, A ........................                IT Services                  12,753,850       509,771,384
            ACE Ltd. ................................                 Insurance                    2,087,310       104,344,627
            Alcoa Inc. ..............................              Metals & Mining                 7,927,220       105,432,026
            American Express Co. ....................              Consumer Finance                3,605,720       137,702,447
        (a) Amgen Inc. ..............................               Biotechnology                  7,350,610       416,118,032
            AT&T Inc. ...............................   Diversified Telecommunication Services     1,434,140        35,581,013
            Baker Hughes Inc. .......................        Energy Equipment & Services             765,560        36,685,635
            The Bank of New York Mellon Corp. .......               Capital Markets                  836,769        23,864,652
        (a) Biogen Idec Inc. ........................                Biotechnology                   974,600        53,612,746
        (a) Boston Scientific Corp. .................      Health Care Equipment & Supplies        4,418,480        34,199,035
            Bristol-Myers Squibb Co. ................              Pharmaceuticals                 4,043,210        99,099,077
            Chevron Corp. ...........................        Oil, Gas & Consumable Fuels           1,172,010        84,736,323
        (a) Cisco Systems Inc. ......................         Communications Equipment             9,240,210       224,814,309
            Comcast Corp., A ........................                   Media                     20,512,850       317,744,046
            Covidien PLC ............................      Health Care Equipment & Supplies        6,121,410       300,683,659
            CVS Caremark Corp. ......................          Food & Staples Retailing            2,671,550        90,164,813
        (a) Dell Inc. ...............................          Computers & Peripherals             4,967,050        65,714,072
        (a) Expedia Inc. ............................         Internet & Catalog Retail            3,709,690        82,503,506
            FedEx Corp. .............................          Air Freight & Logistics             1,233,440       104,546,374
            General Electric Co. ....................          Industrial Conglomerates            9,507,510       152,690,611
            Halliburton Co. .........................        Energy Equipment & Services           3,881,520       117,027,828
            Harley-Davidson Inc. ....................                Automobiles                   1,327,660        32,673,713
            The Home Depot Inc. .....................              Specialty Retail                2,271,290        70,864,248
            JPMorgan Chase & Co. ....................       Diversified Financial Services         1,144,570        48,037,603


                             Semiannual Report | 23

Templeton Growth Fund, Inc.

                                                                         INDUSTRY                   SHARES           VALUE
                                                        --------------------------------------   -----------   ---------------
            COMMON STOCKS (CONTINUED)
            UNITED STATES (CONTINUED)
            Medtronic Inc. ..........................       Health Care Equipment & Supplies       2,734,400   $   118,672,960
            Merck & Co. Inc. ........................               Pharmaceuticals                6,723,510       247,963,049
            Microsoft Corp. .........................                   Software                  19,498,380       558,823,571
            News Corp., A ...........................                    Media                    26,405,540       353,042,070
            Oracle Corp. ............................                   Software                  21,718,980       535,372,857
            Pfizer Inc. .............................               Pharmaceuticals               25,079,500       440,145,225
            Progressive Corp. .......................                  Insurance                   9,458,750       162,217,563
            Quest Diagnostics Inc. ..................       Health Care Providers & Services       1,146,960        65,089,980
            RenaissanceRe Holdings Ltd. .............                  Insurance                   1,681,200        93,071,232
        (a) Seagate Technology ......................           Computers & Peripherals            7,661,810       152,546,637
        (a) Sprint Nextel Corp. .....................     Wireless Telecommunication Services     32,197,080       107,216,276
            Target Corp. ............................               Multiline Retail               1,881,930        96,957,034
            Time Warner Cable Inc. ..................                    Media                     1,493,166        69,715,921
            Time Warner Inc. ........................                    Media                     4,299,360       124,853,414
            Torchmark Corp. .........................                  Insurance                   1,066,530        49,593,645
                                                          Electronic Equipment, Instruments &
            Tyco Electronics Ltd. ...................                  Components                  7,672,470       196,645,406
            Tyco International Ltd. .................           Industrial Conglomerates           6,536,720       235,714,123
            United Parcel Service Inc., B ...........           Air Freight & Logistics            5,361,760       314,949,782
        (a) Viacom Inc., B ..........................                    Media                     7,445,540       220,760,261
            The Walt Disney Co. .....................                    Media                     4,800,796       149,976,867
                                                                                                               ---------------
                                                                                                                 7,541,939,652
                                                                                                               ---------------
            TOTAL COMMON STOCKS
               (COST $18,508,386,525) ...............                                                           17,632,032,218
                                                                                                               ---------------
            PREFERRED STOCKS (COST $52,909,112) 0.5%
            BRAZIL 0.5%
            Vale SA, ADR, pfd., A ...................               Metals & Mining                3,601,840        88,605,264
                                                                                                               ---------------
            NON-REGISTERED MUTUAL FUNDS
            (COST $33,495,500) 0.2%
            CAYMAN ISLANDS 0.2%
(a,b,c,d,e) Templeton China
               Opportunities Fund Ltd., Reg D .......       Diversified Financial Services         3,351,436        33,480,842
                                                                                                               ---------------
            TOTAL INVESTMENTS BEFORE SHORT
               TERM INVESTMENTS
                  (COST $18,594,791,137) ............                                                           17,754,118,324
                                                                                                               ---------------

                                                                                                  PRINCIPAL
                                                                                                  AMOUNT(f)
                                                                                                 -----------
            SHORT TERM INVESTMENTS
            (COST $126,950,000) 0.7%
            TIME DEPOSITS 0.7%
            UNITED STATES 0.7%
            Paribas Corp., 0.12%, 3/01/10 ...........                                            126,950,000       126,950,000
                                                                                                               ---------------


                             24 | Semiannual Report

Templeton Growth Fund, Inc.

                                                                                                                    VALUE
                                                                                                               ---------------
            TOTAL INVESTMENTS
               (COST $18,721,741,137)
               100.0% ...............................                                                          $17,881,068,324
            OTHER ASSETS, LESS LIABILITIES
               0.0%(g) ..............................                                                               (1,274,704)
                                                                                                               ---------------
            NET ASSETS 100.0% .......................                                                          $17,879,793,620
                                                                                                               ===============

See Abbreviations on page 39.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted securities.

(c) Security was purchased pursuant to Regulation D under the Securities Act of 1933. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed illiquid under guidelines approved by the Fund's Board of Directors. At February 28, 2010, value of this security was $33,480,842, representing 0.19% of net assets.

(d)  See Note 9 regarding other considerations.

(e) The Templeton China Opportunities Fund, Ltd. is managed by an affiliate of the Fund's investment manager.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unuadited)

Assets:
   Investments in securities:
      Cost ..................................................   $18,721,741,137
                                                                ===============
      Value .................................................   $17,881,068,324
   Cash .....................................................            22,810
   Receivables:
      Investment securities sold ............................         4,003,755
      Capital shares sold ...................................        14,509,496
      Dividends and interest ................................        48,964,061
   Other assets .............................................            51,424
                                                                ---------------
         Total assets .......................................    17,948,619,870
                                                                ---------------
Liabilities:
   Payables:
      Investment securities purchased .......................        21,731,559
      Capital shares redeemed ...............................        27,437,295
      Affiliates ............................................        14,051,565
      Allocator Funds (Note 10) .............................           413,009
   Accrued expenses and other liabilities ...................         5,192,822
                                                                ---------------
         Total liabilities ..................................        68,826,250
                                                                ---------------
            Net assets, at value ............................   $17,879,793,620
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $23,644,986,797
   Undistributed net investment income ......................        19,340,688
   Net unrealized appreciation (depreciation) ...............      (841,114,922)
   Accumulated net realized gain (loss) .....................    (4,943,418,943)
                                                                ---------------
            Net assets, at value ............................   $17,879,793,620
                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010 (unuadited)

CLASS A:
   Net assets, at value .....................................   $13,263,063,155
                                                                ===============
   Shares outstanding .......................................       827,299,043
                                                                ===============
   Net asset value per share(a) .............................   $         16.03
                                                                ===============
   Maximum offering price per share (net asset value per
      share / 94.25%) .......................................   $         17.01
                                                                ===============
CLASS B:
   Net assets, at value .....................................   $   171,681,060
                                                                ===============
   Shares outstanding .......................................        10,875,648
                                                                ===============
   Net asset value and maximum offering price per share(a) ..   $         15.79
                                                                ===============
CLASS C:
   Net assets, at value .....................................   $ 1,035,235,236
                                                                ===============
   Shares outstanding .......................................        66,142,460
                                                                ===============
   Net asset value and maximum offering price per share(a) ..   $         15.65
                                                                ===============
CLASS R:
   Net assets, at value .....................................   $   185,509,486
                                                                ===============
   Shares outstanding .......................................        11,675,589
                                                                ===============
   Net asset value and maximum offering price per share .....   $         15.89
                                                                ===============
ADVISOR CLASS:
   Net assets, at value .....................................   $ 3,224,304,683
                                                                ===============
   Shares outstanding .......................................       201,124,877
                                                                ===============
   Net asset value and maximum offering price per share .....   $         16.03
                                                                ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unuadited)

Investment income:
   Dividends (net of foreign taxes of $5,871,014) ...........   $  166,218,852
   Interest .................................................          232,995
                                                                --------------
         Total investment income ............................      166,451,847
                                                                --------------
Expenses:
   Management fees (Note 3a) ................................       54,854,445
   Administrative fees (Note 3b) ............................        7,239,872
   Distribution fees: (Note 3c)
      Class A ...............................................       17,169,823
      Class B ...............................................          941,865
      Class C ...............................................        5,480,129
      Class R ...............................................          486,924
   Transfer agent fees (Note 3e) ............................       12,121,632
   Special servicing agreement fees (Note 10) ...............        2,438,861
   Custodian fees (Note 4) ..................................        1,362,128
   Reports to shareholders ..................................          794,748
   Registration and filing fees .............................           89,798
   Professional fees ........................................          164,357
   Directors' fees and expenses .............................          171,757
   Other ....................................................          484,575
                                                                --------------
         Total expenses .....................................      103,800,914
         Expense reductions (Note 4) ........................              (39)
         Expenses waived/paid by affiliates (Note 3f) .......         (565,207
                                                                --------------)
            Net expenses ....................................      103,235,668
                                                                --------------
               Net investment income ........................       63,216,179
                                                                --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................     (287,268,485)
      Foreign currency transactions .........................       (1,131,068)
                                                                --------------
               Net realized gain (loss) .....................     (288,399,553)
                                                                --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................    1,095,438,573
      Translation of other assets and liabilities denominated
         in foreign currencies ..............................         (530,218)
                                                                --------------
               Net change in unrealized appreciation
                  (depreciation) ............................    1,094,908,355
                                                                --------------
Net realized and unrealized gain (loss) .....................      806,508,802
                                                                --------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $  869,724,981
                                                                ==============


   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS
                                                                              ENDED
                                                                             FEBRUARY
                                                                             28, 2010         YEAR ENDED
                                                                           (UNAUDITED)     AUGUST 31, 2009
                                                                         ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................   $    63,216,179   $   337,604,451
      Net realized gain (loss) from investments and foreign
         currency transactions .......................................      (288,399,553)   (4,664,304,639)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ...........................     1,094,908,355    (1,227,834,157)
                                                                         ---------------   ---------------
            Net increase (decrease) in net assets resulting from
               operations ............................................       869,724,981    (5,554,534,345)
                                                                         ---------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A .....................................................      (214,534,244)     (486,233,817)
         Class B .....................................................        (1,586,804)       (5,699,628)
         Class C .....................................................        (9,835,538)      (31,391,893)
         Class R .....................................................        (2,623,278)       (7,072,818)
         Advisor Class ...............................................       (58,932,625)     (139,524,635)
                                                                         ---------------   ---------------
   Total distributions to shareholders ...............................      (287,512,489)     (669,922,791)
                                                                         ---------------   ---------------
   Capital share transactions: (Note 2)
         Class A .....................................................      (419,260,192)   (2,003,704,787)
         Class B .....................................................       (30,158,836)      (69,416,118)
         Class C .....................................................       (87,030,949)     (316,507,302)
         Class R .....................................................        (8,074,387)      (41,796,050)
         Advisor Class ...............................................      (197,127,110)     (532,101,452)
                                                                         ---------------   ---------------
   Total capital share transactions ..................................      (741,651,474)   (2,963,525,709)
                                                                         ---------------   ---------------
            Net increase (decrease) in net assets ....................      (159,438,982)   (9,187,982,845)
Net assets:
   Beginning of period ...............................................    18,039,232,602    27,227,215,447
                                                                         ---------------   ---------------
   End of period .....................................................   $17,879,793,620   $18,039,232,602
                                                                         ===============   ===============
Undistributed net investment income included in net assets:
   End of period .....................................................   $    19,340,688   $   243,636,998
                                                                         ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                             30 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from


                             Semiannual Report | 31

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2010, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                              SIX MONTHS ENDED                   YEAR ENDED
                                             FEBRUARY 28, 2010                 AUGUST 31, 2009
                                       -----------------------------   ------------------------------
                                          SHARES          AMOUNT          SHARES           AMOUNT
                                       -----------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold .....................    36,148,448   $   594,415,009     97,826,671   $ 1,305,375,608
   Shares issued in reinvestment
      of distributions .............    10,260,713       170,226,101     30,720,404       386,155,554
   Shares redeemed in-kind
      (Note 12) ....................            --                --     (2,210,064)      (27,161,681)
   Shares redeemed .................   (71,811,975)   (1,183,901,302)  (269,036,325)   (3,668,074,268)
                                       -----------   ---------------   ------------   ---------------
   Net increase (decrease) .........   (25,402,814)  $  (419,260,192)  (142,699,314)  $(2,003,704,787)
                                       ===========   ===============   ============   ===============


                             32 | Semiannual Report

Templeton Growth Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

                                            SIX MONTHS ENDED                 YEAR ENDED
                                           FEBRUARY 28, 2010              AUGUST 31, 2009
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS B SHARES:
   Shares sold ....................        79,532   $   1,291,812       311,338   $   4,097,625
   Shares issued in reinvestment
      of distributions ............        89,832       1,469,657       420,778       5,217,652
   Shares redeemed ................    (2,032,782)    (32,920,305)   (5,944,808)    (78,731,395)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (1,863,418)  $ (30,158,836)   (5,212,692)  $ (69,416,118)
                                      ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ....................     1,821,060   $  29,319,382     5,589,476   $  72,393,613
   Shares issued in reinvestment
      of distributions ............       534,118       8,668,741     2,212,975      27,219,261
   Shares redeemed ................    (7,792,026)   (125,019,072)  (32,080,350)   (416,120,176)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (5,436,848)  $ (87,030,949)  (24,277,899)  $(316,507,302)
                                      ===========   =============   ===========   =============
CLASS R SHARES:
   Shares sold ....................       851,890   $  13,842,906     3,932,881   $  51,628,260
   Shares issued in reinvestment
      of distributions ............       157,608       2,592,644       559,987       6,983,042
   Shares redeemed ................    (1,506,099)    (24,509,937)   (7,852,832)   (100,407,352)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........      (496,601)  $  (8,074,387)   (3,359,964)  $ (41,796,050)
                                      ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ....................     1,666,319   $  27,396,190     8,861,636   $ 121,152,381
   Shares issued in reinvestment
      of distributions ............     3,510,431      58,202,951    10,926,929     137,242,233
   Shares redeemed ................   (17,020,712)   (282,726,251)  (58,928,301)   (790,496,066)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........   (11,843,962)  $(197,127,110)  (39,139,736)  $(532,101,452)
                                      ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 33

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         Over $20 billion, up to and including $25 billion
       0.530%         Over $25 billion, up to and including $30 billion
       0.520%         Over $30 billion, up to and including $35 billion
       0.510%         Over $35 billion, up to and including $40 billion
       0.500%         Over $40 billion, up to and including $45 billion
       0.490%         In excess of $45 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class B ..   1.00%
Class C ..   1.00%
Class R ..   0.50%


                             34 | Semiannual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $787,574
Contingent deferred sales charges retained ...................   $ 63,134

E. TRANSFER AGENT FEES

For the period ended February 28, 2010, the Fund paid transfer agent fees of $12,121,632, of which $7,957,071 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

TGAL and FT Services have voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) at 0.02% through April 30, 2010. See Note 10 regarding the SSA.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $1,349,337,321 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $3,300,905,423.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $18,742,079,356
                                                ===============
Unrealized appreciation .....................   $ 2,430,986,645
Unrealized depreciation .....................    (3,291,997,677)
                                                ---------------
Net unrealized appreciation (depreciation) ..   $  (861,011,032)
                                                ===============


                             Semiannual Report | 35

Templeton Growth Fund, Inc.

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and losses realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $1,087,780,890 and $1,855,297,473, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

                                                             ACQUISITION
SHARES      ISSUER                                              DATES             COST         VALUE
---------   -------------------------------------------   -----------------   -----------   ----------
3,351,436   Templeton China Opportunities Fund Ltd.,
               Reg D
               TOTAL RESTRICTED SECURITIES
                  (0.19% of Net Assets) ...............   1/27/10 - 2/24/10   $33,495,500   $33,480,842
                                                                                            ===========


                             36 | Semiannual Report

Templeton Growth Fund, Inc.

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a SSA with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds and the Fund are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. For the period ended February 28, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At February 28, 2010, 15.64% of the Fund's outstanding shares was held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Fund renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended February 28, 2010, the Fund did not utilize the Global Credit Facility.


                             Semiannual Report | 37

Templeton Growth Fund, Inc.

12. REDEMPTIONS IN-KIND

During the year ended August 31, 2009, the Fund realized $11,628,312 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets carried at fair value:

                                      LEVEL 1          LEVEL 2       LEVEL 3          TOTAL
                                  ---------------   ------------   -----------   ---------------
ASSETS:
   Investments in Securities:
      Equity Investments(a) ...   $17,720,637,482   $         --   $        --   $17,720,637,482
      Non-Registered Mutual
         Funds ................                --             --    33,480,842        33,480,842
      Short Term Investments ..                --    126,950,000            --       126,950,000
                                  ---------------   ------------   -----------   ---------------
      Total Investments in
         Securities ...........   $17,720,637,482   $126,950,000   $33,480,842   $17,881,068,324
                                  ===============   ============   ===========   ===============

(a) Includes common and preferred stock. For detailed industry descriptions, see the accompanying Statement of Investments.


                             38 | Semiannual Report

Templeton Growth Fund, Inc.

13. FAIR VALUE MEASUREMENTS (CONTINUED)

At February 28, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                                                                            IN
                                                                                                                        UNREALIZED
                                                                                                                       APPRECIATION
                                                             NET CHANGE                                               (DEPRECIATION)
                                                                 IN                                                      ON ASSETS
                                BALANCE AT       NET         UNREALIZED         NET         TRANSFER     BALANCE AT        HELD
                                 BEGINNING     REALIZED     APPRECIATION     PURCHASES    IN (OUT OF)      END OF        AT PERIOD
                                 OF PERIOD   GAIN (LOSS)   (DEPRECIATION)     (SALES)       LEVEL 3        PERIOD          END
                                ----------   -----------   --------------   -----------   -----------   -----------   --------------
ASSETS:
   Investments in Securities:
      Non-Registered Mutual
         Funds ..............       $--          $--          $(14,658)     $33,495,500       $--       $33,480,842      $(14,658)
                                    ---          ---          --------      -----------       ---       -----------      --------

14. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                             Semiannual Report | 39

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             40 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)  One Franklin Parkway
                                          San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 S 04/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

   (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.


By /s/LAURA F. FERGERSON
 ----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010


By /s/MARK H. OTANI
-------------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer

Date:  April 27, 2010